                                                                   EXHIBIT 99.06



I hereby consent to be named in the Registration Statement on Form S-4 as a person to become a director of the Company upon consummation of the initial public offering.



                                                   /s/ JAY K. TOMCHECK

                                          --------------------------------------
                                                     Jay K. Tomcheck



September 9, 1997